UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2006

JUMP'N JAX, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51140	87-0649332
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

3270 South 1100 West, South Salt Lake, Utah 84119
(Address of principal executive offices, zip code)

(801) 209-0545
(Registrant's telephone number, including area code)

_________________________________________________
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On March 31, 2006, HJ & Associates, LLC was terminated as the certifying accountant for Jump'n Jax, Inc. (the "Registrant").

HJ & Associates, LLC has served from the inception of the Registrant as the certifying accountant for the Registrant’s financial statements. From the date on which HJ & Associates, LLC was engaged until the date HJ & Associates, LLC was terminated, there were no disagreements with HJ & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, LLC would have caused HJ & Associates, LLC to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

The Registrant has provided HJ & Associates, LLC with a copy of the foregoing disclosure, and has requested that HJ & Associates, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from HJ & Associates, LLC required by Item 304 of Regulation S-B.

(b) On March 29, 2006, the Registrant entered into an engagement letter with Moore & Associates, Chartered to assume the role of its new certifying accountant. Moore & Associates, Chartered has been asked to audit the year ended December 31, 2006. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Moore & Associates, Chartered, the Registrant did not consult with Moore & Associates, Chartered, with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

The engagement of the new principal auditor was recommended and approved by the Registrant’s Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

16.1
Letter from HJ & Associates, LLC, dated April 5, 2006, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the resignation of HJ & Associates, LLC as the Registrant's principal accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jump'n Jax, Inc.

Date: April 5, 2006	/s/ Steven D. Moulton
Steven D. Moulton
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Contents

16.1
Letter from HJ & Associates, LLC, dated March 31, 2006, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the resignation of HJ & Associates, LLC as the Registrant's principal accountant.